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                                                                 EXHIBIT 10.28

                      [NETFRAME LOGO]SYSTEMS INCORPORATED
                   CHANGE OF CONTROL AGREEMENT FOR [LastName]



CHANGE OF CONTROL

"Change of Control" shall mean the occurrence of any of the following events:

      Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of NetFRAME Systems Incorporated (herein, the Company) representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

      A merger or consolidation of the Company with any other corporation (herein, successor employer), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

      In the event of a change of control which results in [LastName]'s involuntary termination without cause or constructive termination which occurs within twelve months following a change of control, [LastName] shall be entitled to the compensation and benefits outlined herein. Termination refers to termination of employment other than for "cause", retirement, death, disability or voluntary resignation, unless the voluntary resignation is for "good reason" (significant reduction in duties, a reduction in annual salary or hours of work, a change in work location requiring a significantly longer commute [greater than 30 miles more than present commute], or a substantial reduction in the kind and level of benefits). These compensation and benefits are granted in consideration for [LastName] agreeing to remain as an employee with the Company, or successor employer, following a change of control and maintaining satisfactory performance throughout the timeframe prior to the change of control. The compensation and benefits detailed below are payable upon [LastName]'s involuntary termination without cause or constructive termination from the Company or successor employer, which occurs within twelve months following a change of control, except as provided below with respect to stock options.







Initials ___________                                             Date _________



COMPENSATION AND BENEFITS

      [LastName] shall receive twelve months severance pay at [Gender] gross base salary rate plus target bonus, if applicable, as of the legal date of the change of control,


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payable in a lump sum within 3 business days after [LastName]'s involuntary termination without cause or constructive termination from the Company or successor employer, which occurs within twelve months following a change of control, and;

      NetFRAME, or successor employer, will continue [LastName]'s medical, dental and vision care benefits, including the dependent coverage in effect as of the date of change of control, if applicable, for twelve months after [LastName]'s involuntary termination without cause or constructive termination, which occurs within twelve months following a change of control, from the Company, or successor employer, and;

      [LastName] shall be subject to accelerated vesting of exactly one half (1/2) of [Gender] unvested outstanding stock options under the NetFRAME 1992 Incentive Stock Option Plan effective the legal date of the change of control, unless:

a) such accelerated vesting would make unavailable pooling of interests accounting treatment; and

b) the purchase method of accounting for the change of control is not acceptable to the successor employer.


CONFIDENTIALITY

I, [LastName] agree that the terms and conditions of this agreement remain in strictest confidence, whether to employees, customers or vendors of NetFRAME or any other parties. NetFRAME also agrees to hold these terms and conditions in strictest confidence.


ENTIRE AGREEMENT

This Agreement represents the entire agreement and understanding between NetFRAME and [LastName] concerning [LastName]'s termination from NetFRAME or successor corporation relating to a change of control and supersedes and replaces any and all prior agreements and understanding concerning [LastName]'s relationship with NetFRAME and [LastName]'s compensation by NetFRAME with respect to a change of control as defined herein.



_______________________________________     ______
Robert Puette, Chairman/President/CEO        Date



_______________________________________     ______
Employee Signature                           Date


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                                                                  EXHIBIT 10.28

                      [NETFRAME LOGO]Systems Incorporated
                   CHANGE OF CONTROL AGREEMENT FOR [LastName]



Change of Control

"Change of Control" shall mean the occurrence of any of the following events:

      Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of NetFRAME Systems Incorporated (herein, the Company) representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

      A merger or consolidation of the Company with any other corporation (herein, successor employer), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

         In the event of a change of control which results in [LastName]'s involuntary termination without cause or constructive termination which occurs within twelve months following a change of control, [LastName] shall be entitled to the compensation and benefits outlined herein. Termination refers to termination of employment other than for "cause", retirement, death, disability or voluntary resignation, unless the voluntary resignation is for "good reason" (significant reduction in duties, a reduction in annual salary or hours of work, a change in work location requiring a significantly longer commute [greater than 30 miles more than present commute], or a substantial reduction in the kind and level of benefits). These compensation and benefits are granted in consideration for [LastName] agreeing to remain as an employee with the Company, or successor employer, following a change of control and maintaining satisfactory performance throughout the timeframe prior to the change of control. The compensation and benefits detailed below are payable upon [LastName]'s involuntary termination without cause or constructive termination from the Company or successor employer, which occurs within twelve months following a change of control, except as provided below with respect to stock options.







Initials __________                                       Date __________



Compensation and Benefits

      [LastName] shall receive six months severance pay at [Gender] gross base salary rate plus target bonus, if applicable, as of the legal date of the change of control, payable in

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a lump sum within 3 business days after [LastName]'s involuntary termination without cause or constructive termination from the Company or successor employer, which occurs within twelve months following a change of control, and;

      NetFRAME, or successor employer, will continue [LastName]'s medical, dental and vision care benefits, including the dependent coverage in effect as of the date of change of control, if applicable, for six months after [LastName]'s involuntary termination without cause or constructive termination, which occurs within twelve months following a change of control, from the Company, or successor employer, and;

      [LastName] shall be subject to accelerated vesting of exactly one half (1/2) of [Gender] unvested outstanding stock options under the NetFRAME 1992 Incentive Stock Option Plan effective the legal date of the change of control, unless:

a) such accelerated vesting would make unavailable pooling of interests accounting treatment; and

b) the purchase method of accounting for the change of control is not acceptable to the successor employer.


Confidentiality

I, [LastName] agree that the terms and conditions of this agreement remain in strictest confidence, whether to employees, customers or vendors of NetFRAME or any other parties. NetFRAME also agrees to hold these terms and conditions in strictest confidence.


Entire Agreement

This Agreement represents the entire agreement and understanding between NetFRAME and [LastName] concerning [LastName]'s termination from NetFRAME or successor corporation relating to a change of control and supersedes and replaces any and all prior agreements and understanding concerning [LastName]'s relationship with NetFRAME and [LastName]'s compensation by NetFRAME with respect to a change of control as defined herein.



_______________________________________     ______
Robert Puette, Chairman/President/CEO        Date



_______________________________________     ______
Employee Signature                           Date


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